3Q 2016 Earnings Call November 2016

Safe Harbor Statement 2 Statements contained in this presentation that state the Partnership’s or management’s expectations or predictions of the future are forward-looking statements. The words “believe,” “expect,” “should,” “intends,” “estimates,” “target” and other similar expressions identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see CrossAmerica’s Forms 10-Q or Form 10-K filed with the Securities and Exchange Commission and available on CrossAmerica’s website at www.crossamericapartners.com. If any of these factors materialize, or if our underlying assumptions prove to be incorrect, actual results may vary significantly from what we projected. Any forward-looking statement you see or hear during this presentation reflects our current views as of the date of this presentation with respect to future events. We assume no obligation to publicly update or revise these forward-looking statements for any reason, whether as a result of new information, future events, or otherwise. Important Additional Information In connection with the proposed transaction, CST has filed a proxy statement and other relevant documents concerning the proposed transaction with the SEC. The definitive proxy statement has been sent or given to CST stockholders and contains important information about the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS. Investors and security holders are be able to obtain a copy of the proxy statement as well as other documents filed with the SEC free of charge at the SEC’s website at http://www.sec.gov. In addition, the proxy statement, the SEC filings that are incorporated by reference in the proxy statement and the other documents filed with the SEC by CST may be obtained free of charge from CST’s Investor Relations page on its corporate website at http://www.cstbrands.com. Certain Information Concerning Participants CST and its directors, executive officers, and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from CST stockholders in connection with the proposed transaction. Information about the directors and executive officers of CST is set forth in CST’s Annual Report on Form 10-K for the year ended December 31, 2015 and the proxy statement on Schedule 14A for CST’s 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2016. Additional information regarding participants in the proxy solicitation may be obtained by reading the proxy statement regarding the proposed transaction when it becomes available.

CrossAmerica Business Overview Jeremy Bergeron, President 3

Partnership Overview • Leading motor fuel wholesale distributor, convenience store lessor and c-store operator – Distributes annually over 1 billion gallons – Annual gross rental income over $85 million – Operates 78 c-stores(1) – 17.5% equity interest in CST Brands’ wholesale fuels business, approximately 1.7 billion gallons of annual fuel supply • Over 1,250 locations(1) – 642 Lessee Dealers – 404 Independent Dealers – 78 Company Operated Sites – 67 Commission Agents – 70 Non-fuel Tenant Sites • Equity market capitalization of $848 million and enterprise value of $1.35 billion(1) (1) As of September 30, 2016 4

Continuing Accretive Growth 5 52 Lessee Dealers, 25 Indep. Dealers, 3 Company Ops* $41.8 Million Purchase 60 Million Gallons Chicago Market Marathon, Citgo, Phillips 66, Mobil, BP, Shell Sep 27, 2016 close date Asset Purchase Rationale • 56 valuable fee sites in Greater Chicago • Located in proximity of existing markets • Expands branding relationship with several suppliers * - Also includes 2 non-fuel locations 154 previous locations 82 acquired State Oil locations CrossAmerica Upper Midwest Region

Strategy Execution 1Q '15 2Q '15 3Q '15 4Q '15 1Q '16 2Q '16 3Q '16 144 122 116 97 124 80 78 Company Operated Site Count (end of period) PMI Erickson OneStop Holiday Company Operated  Wholesale Fuel Margin  Retail Fuel Margin  Retail Merchandise Margin − Operating Expenses − Income Taxes Lessee Dealer  Wholesale Fuel Margin  Rental Income 6 • Completed accretive acquisition of State Oil assets on September 27 – Converted 3 company operated sites to lessee dealer at closing • Operating 31 franchised Holiday store locations and 3 non-fuel locations acquired in 1Q – 34 total sites, over 26 million annual gallons of fuel, valuable real estate, strong inside sales – Assessing long-term operation plan • Operating 37 FreedomValu and 7 SuperAmerica locations acquired in 2015 – Converted 20 locations to lessee dealer, remaining sites are larger footprint with stronger inside sales • Continued focus on managing expenses and execution of our integration strategy – Applying processes and systems to reduce operating, general & administrative expenses following acquisitions – Converted 75 Company Operated sites to Lessee Dealer accounts in 2016, yielding a more stable, qualifying income cash flow stream

2010 2011 2012 2013 2014 2015 3Q16 516,200 530,500 605,162 637,845 906,200 1,051,357 1,025,523 Operating Results Operating Results (in thousands, except for per gallon and site count) Three Months ended Sep 30, 2016 2015 % Change Total Motor Fuel Sites (period avg.) 1,115 1,094 2% Total Volume of Gallons Distributed 267,121 284,089 (6%) Wholesale Fuel Margin per Gallon $0.053 $0.061 (13%) Rental & Other Gross Profit (Wholesale) $14,263 $12,621 13% Company Operated Sites (period avg.) 76 157 (52%) Volume of Company Op Gallons Distributed 20,651 42,107 (51%) Company Op Fuel Margin per Gallon $0.082 $0.166 (51%) General, Admin. & Operating Expenses $20,366 $28,813 (29%) Gallons of Motor Fuel Distributed (in thousands) 2010 2011 2012 2013 2014 2015 3Q16 332 368 511 556 571 691 809 87 116 78 Number of Sites Owned & Leased (end of period) Generating Rental Income Company Operated TTM 2010 2011 2012 2013 2014 2015 3Q16 $18,961 $20,425 $21,222 $41,577 $43,258 $59,962 $78,236 Gross Rental Income (in thousands) TTM 7 3Q 2016 Results

Transaction Overview 8 Operating Subsidiaries 55% Limited Partner Interest CrossAmerica Partners LP NYSE: CAPL Public Unitholders Joseph Topper & Affiliates CST Brands, Inc. Canadian Operations* US Operations CrossAmerica General Partner Alimentation Couche-Tard Inc. TSX: ATD.A ATD.B 25% Limited Partner Interest 100% Ownership Interest 100% Ownership Interest 20% Limited Partner Interest 100% IDR Interest 100% Ownership Interest 100% General Partner Interest * - Couche-Tard entered into an agreement with another party to sell certain Canadian assets of CST after the merger. • Couche-Tard subsidiary to acquire CST in early 2017 – Includes assets related to CrossAmerica • Organizational Relationship Upon Closing – Couche-Tard controls the general partner of CrossAmerica through its 100% ownership of the general partner interest – Couche-Tard owns 20% of CrossAmerica limited partner, or common, units – Couche-Tard owns 100% of CrossAmerica Incentive Distribution Rights (IDRs) – CrossAmerica owns 17.5% interest in CST Fuel Supply 17.5% Interest in CST Fuel Supply Note: This organizational chart represents the anticipated post-closing structure and is subject to change.

Strategic Benefit to CAPL • Provides continuity with a sponsor whose management culture is aligned with CrossAmerica – Disciplined operator with best practices in acquisitions and integration – Strong and consistent financial performance throughout all economic cycles – Heightened focus on growing free cash flow, with particular expertise in cost management – Well capitalized with solid balance sheet – Well positioned to lead further consolidation in fragmented industry • Scale and global reach provides additional operational benefits – Further strengthens relationship with many of our key suppliers – Many turnkey branding and franchise programs that can complement our dealer offerings • Supports dealer health, which impacts fuel volume growth and additional rental income potential • Wholesale operations with complementary geographic reach 9

Combined Wholesale 10 West Coast Region Couche-Tard CrossAmerica CODO 89 0 DODO 233 0 Arizona Region Couche-Tard CrossAmerica CODO 0 0 DODO 0 0 Southwest Region Couche-Tard CrossAmerica CODO 2 22 DODO 88 16 Gulf Region Couche-Tard CrossAmerica CODO 4 44 DODO 47 6 Southeast Region Couche-Tard CrossAmerica CODO 3 50 DODO 15 7 Florida Region Couche-Tard CrossAmerica CODO 14 0 DODO 50 0 South Atlantic Region Couche-Tard CrossAmerica CODO 3 82 DODO 19 136 Great Lakes Region Couche-Tard CrossAmerica CODO 0 422 DODO 0 166 Midwest Region Couche-Tard CrossAmerica CODO 5 35 DODO 62 10 Heartland Region Couche-Tard CrossAmerica CODO 25 84 DODO 37 63 CODO: Company Owned Dealer Operated – Sites for which the real estate is controlled by Company (through ownership or lease agreements) and for which the stores (and/or the service stations) are operated by an independent operator in exchange for rent and to which Company supplies road transportation fuel through supply contracts. Some of these sites are subject to a franchise agreement, licensing or other similar agreement. Includes Commission Agent locations at CrossAmerica. DODO: Dealer Owned Dealer Operated – Sites controlled and operated by independent operators to which Company supplies road transportation fuel through supply contracts. Some of these sites are subject to a franchise agreement, licensing or other similar agreement. Creates Leading Wholesale Distributorship in US CODO 145 739 DODO 551 404

CrossAmerica Financial Overview Steven Stellato, Chief Accounting Officer 11

3Q 2016 Results 12 (1) See the (i) reconciliation of EBITDA, Adjusted EBITDA and Distributable Cash Flow (or “DCF”) to net income and (ii) the definitions of EBITDA, Adjusted EBITDA and DCF in the appendix of this presentation. KEY METRICS Three Months ended Sep 30, 2016 2015 % Change Gross Profit $39,138 $50,969 (23%) Adjusted EBITDA(1) $27,086 $30,963 (13%) Distributable Cash Flow(1) $21,254 $25,120 (15%) Weighted Avg. Diluted Units 33,391 33,094 1% Distribution Paid per LP Unit $0.6025 $0.5625 7% Distribution Coverage 1.06x 1.35x (22%) Financial Summary (in thousands, except for per unit amounts)

3Q15 vs 3Q16 Adjusted EBITDA(1) (in thousands) $27,086 $30,963 $1,684 ($731) ($1,144) ($2,491) ($1,195) Acquisitions & Integration(2) Impact of Supplier Terms Discounts Q3 2015 Adjusted EBITDA(1) Q3 2016 Adjusted EBITDA(1) Net, Misc.(3) Retail Fuel CPG Margin (1) See the (i) reconciliation of EBITDA, Adjusted EBITDA and Distributable Cash Flow (or “DCF”) to net income and (ii) the definitions of EBITDA, Adjusted EBITDA and DCF in the appendix of this presentation. (2) Acquisitions & Integration includes third party acquisitions conducted since 10/1/15 and integration activity on prior transactions (3) Net, Misc. includes increased Incentive Distribution Right distributions and other miscellaneous items 13 3Q 2016 Results Impact of Dealer Tank Wagon Pricing

Executing with Measured Growth • Declared distribution attributable to third quarter of $0.6075 per unit – 0.5 cent per unit increase over distribution attributable to second quarter 2016 – Expect to increase per unit distribution by 5%-7% for 2016 over 2015 – Continue to target a long-term distribution coverage ratio of at least 1.1x • 2016 Distributable Cash Flow(1) growth – Selective, accretive acquisitions – Strong business performance – Expense reduction associated with integration of recently completed transactions • Demonstrating financial flexibility to execute growth strategy in any market cycle – Velocity of growth will be determined based on capital availability – Well-positioned to take advantage of improving market environment 14 $0.4500 $0.4750 $0.5000 $0.5250 $0.5500 $0.5750 $0.6000 $0.6250 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Distributions per Unit (on declared basis) (1) See the (i) reconciliation of EBITDA, Adjusted EBITDA and Distributable Cash Flow (or “DCF”) to net income and (ii) the definitions of EBITDA, Adjusted EBITDA and DCF in the appendix of this presentation.

Appendix 15

16 Non-GAAP Financial Measures

17 Non-GAAP Reconciliation